UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2019 (September 27, 2019)

Brookdale Senior Living Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 27, 2019, Brookdale Senior Living Inc., a Delaware corporation (the “Company”), entered into a letter agreement (the “Agreement”) with Glenview Capital Management, LLC and certain affiliates thereof (collectively, “Glenview”). The following summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Under the terms of the Agreement, Glenview agreed that it will (i) continue to have the right to vote the 18,433,572 shares of the common stock of the Company, par value $0.01 per share (the “Common Stock”), or approximately 9.9% of the issued and outstanding Common Stock, owned by Glenview as of September 9, 2019, the record date for the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”), through the date of the 2019 Annual Meeting, (ii) appear in person or by proxy at the 2019 Annual Meeting and vote all shares of Common Stock beneficially owned by Glenview, over which Glenview has the right to vote, (A) in favor of the election of the slate of directors nominated by the Company’s board of directors (the “Board”) and (B) in accordance with the Board’s recommendation with respect to any other proposal publicly announced prior to the date of the Agreement and presented at the 2019 Annual Meeting and (iii) not to publicly support the election of any slate of directors other than the slate nominated by the Board prior to the 2019 Annual Meeting. The Company agreed that, conditioned upon the election of both Guy P. Sansone and Victoria L. Freed to the Board at the 2019 Annual Meeting, Mr. Sansone will be appointed as Non-Executive Chairman of the Board by no later than January 1, 2020.

A copy of the press release issued by the Company regarding the Agreement is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Agreement, dated as of September 27, 2019 by and among the Company and Glenview Capital Management, LLC on behalf of itself and as investment manager to its affiliated funds named therein

99.2	Press Release, dated September 27, 2019 (incorporated by reference to the Schedule 14A filed by the Company on September 27, 2019)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date: September 30, 2019	By:	/s/ J. Daniel Huffines
	Name:	J. Daniel Huffines
	Title:	Assistant Secretary

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